UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 27, 2006

OLYMPUS COMMUNICATIONS, L.P.

OLYMPUS CAPITAL CORPORATION

FRONTIERVISION OPERATING PARTNERS, L.P.

FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS, L.P.

FRONTIERVISION HOLDINGS CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

ARAHOVA COMMUNICATIONS, INC.

(Exact name of registrants as specified in their respective charters)

Delaware	333-19327	25-1622615
Delaware	333-19327-01	23-2868925
Delaware	333-9535	84-1316775
Delaware	333-9535-01	84-1353734
Delaware	333-36519	84-1432334
Delaware	333-36519-01	84-1432976
Delaware	333-75567-01	84-1481765
Delaware	0-16899	25-1844576
(State or other jurisdiction of	(Commission File Numbers)	(IRS Employer Identification Nos.)
incorporation)

5619 DTC Parkway – Greenwood Village, CO  80111

(Address of principal executive offices)        (Zip code)

(303) 268-6300

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Operating Reports

On March 27, 2006, Adelphia Communications Corporation (the “Company”) and certain other debtor-in-possession subsidiaries of the Company, including the registrants, will file their unaudited consolidated Monthly Operating Report (the “Adelphia Operating Report”) for the month of February 2006 with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). Exhibit 99.1 to this Current Report on Form 8-K contains the Adelphia Operating Report to be filed with the Bankruptcy Court.

The Company cautions readers not to place undue reliance upon the information contained in the Adelphia Operating Report, which contains unaudited information, and is in the format prescribed by applicable bankruptcy laws. The Adelphia Operating Report is subject to revision. The Adelphia Operating Report also contains information for periods that may be shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the Adelphia Operating Report and the other information contained in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements. All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale of the Company, settlements with the Securities and Exchange Commission (the “SEC”) and the United States Attorney’s Office for the Southern District of New York (the “U.S. Attorney”), restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company’s assets to Time Warner NY Cable LLC and Comcast Corporation is approved and consummated, whether the transactions contemplated by the proposed settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those transactions are consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company’s assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company’s ability to upgrade its broadband network, technological developments, changes in general economic conditions, and those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004. Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2006	OLYMPUS COMMUNICATIONS, L.P. (Registrant)

	By:	ACC OPERATIONS, INC.,
its Managing General Partner

	By:	/s/ Scott D. Macdonald
Scott D. Macdonald
Senior Vice President
and Chief Accounting Officer

OLYMPUS CAPITAL CORPORATION (Registrant)

	By:	/s/ Scott D. Macdonald
Scott D. Macdonald
Senior Vice President
and Chief Accounting Officer

FRONTIERVISION OPERATING PARTNERS, L.P.
(Registrant)

	By:	FRONTIERVISION HOLDINGS, L.P.,
its General Partner

	By:	FRONTIERVISION PARTNERS, L.P.,
its General Partner

		By:	ADELPHIA GP HOLDINGS, L.L.C.,
its General Partner

			By:	ACC OPERATIONS, INC.,
its Sole Member

	By:	/s/ Scott D. Macdonald
Scott D. Macdonald
Senior Vice President
and Chief Accounting Officer

FRONTIERVISION CAPITAL CORPORATION (Registrant)

By:	/s/ Scott D. Macdonald
Scott D. Macdonald
Senior Vice President
and Chief Accounting Officer

FRONTIERVISION HOLDINGS, L.P. (Registrant)

By:	FRONTIERVISION PARTNERS, L.P.,
its General Partner

	By:	ADELPHIA GP HOLDINGS, L.L.C.,
its General Partner

	By:	ACC OPERATIONS, INC.,
its Sole Member

	By:	/s/ Scott D. Macdonald
Scott D. Macdonald
Senior Vice President
and Chief Accounting Officer

FRONTIERVISION HOLDINGS CAPITAL CORPORATION (Registrant)

By:	/s/ Scott D. Macdonald
Scott D. Macdonald
Senior Vice President
and Chief Accounting Officer

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION (Registrant)

By:	/s/ Scott D. Macdonald
Scott D. Macdonald
Senior Vice President
and Chief Accounting Officer

ARAHOVA COMMUNICATIONS, INC. (Registrant)

By:	/s/ Scott D. Macdonald
Scott D. Macdonald
Senior Vice President
and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Adelphia Communications Corporation Monthly Operating Report for the period ended February 28, 2006, dated March 27, 2006.